UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2005


                             AEGIS ASSESSMENTS, INC.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

Commission file number 000-50213

           Delaware                                         72-1525702
           --------                                         ----------
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)


              7975 N. Hayden Road, Suite D363, Scottsdale, AZ 85258
              -----------------------------------------------------
                    (Address of principal executive offices)

                                  480.778.9140
                                  ------------
                           (Issuer's telephone number)

ITEM 5.03    Change in Fiscal Year

The company previously announced that it had determined to change the fiscal year from that used in its most recent filing with the Commission from year-end July 31 to year-end June 30. On September 16, 2004, the company's Board of Directors authorized the company's senior management to determine the effective date of the change. The company previously announced that the effective date of the change would be June 30, 2005. However, due to conditions arising from recent hurricanes in the Gulf Coast, the company's senior management has been required to spend significant time focusing on emergency communications issues relating to the hurricane relief efforts in the Gulf Coast, and has been unable to effectuate the change in fiscal year end. On September 30, 2005 management determined that the effective date of the change shall be December 31, 2005. The report covering the transition period shall be filed on a Form 10-QSB.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2005

Aegis Assessments, Inc.

/s/ Richard Reincke
-------------------
Richard Reincke
President/Chief Operating Officer